UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 15, 2022
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Amendment to the Amended and Restated 2014 Equity Incentive Plan

On June 15, 2022, at the 2022 annual meeting of stockholders (the "Annual Meeting") of eHealth, Inc. (the "Company"), the stockholders of the Company approved an amendment to the Company's Amended and Restated 2014 Equity Incentive Plan to increase the maximum number of shares that may be issued by 3,000,000 shares. A summary description of the Amended and Restated 2014 Equity Incentive Plan is set forth in the Company's definitive proxy statement filed with the U .S. Securities and Exchange Commission on May 2, 2022 (the "Proxy Statement") and is qualified in its entirety by reference to the full text of the Amended and Restated 2014 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on June 15, 2022. A total of 22,194,880 shares of common stock and 2,250,000 shares of Series A preferred stock were represented at the Annual Meeting. Each holder of our common stock was entitled to one vote for each share of common stock held by the holder as of the close of business on April 19, 2022, and the holder of 2,250,000 shares of our Series A preferred stock was entitled to 3,404,036 votes. An aggregate of 25,598,916 votes were represented at the Annual Meeting, or 84.65% of the total voting power of the shares of our capital stock entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 – Election of Directors. Our stockholders voted to elect three Class I directors (A. John Hass, Francis S. Soistman and Aaron C. Tolson) to serve for terms of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
A. John Hass	19,720,558	2,916,373	2,961,985
Francis S. Soistman	22,318,114	318,817	2,961,985
Aaron C. Tolson	22,199,616	437,315	2,961,985

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. Our stockholders voted to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,200,561	295,213	103,142	—

Proposal 3 – A Vote to Approve, on an Advisory Basis, the Compensation of our Named Executive Officers. Our stockholders approved the compensation of our chief executive officer and our other Named Executive Officers named in the proxy statement for the Annual Meeting, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,104,867	4,713,929	818,135	2,961,985

Proposal 4 – A Vote to Approve an Amendment to our Amended and Restated 2014 Equity Incentive Plan. Our stockholders voted to approve the proposed amendment to our Amended and Restated 2014 Equity Incentive Plan to increase the maximum number of shares that may be issued by 3,000,000 shares, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,178,333	6,355,191	103,407	2,961,985

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description
10.1    Amended and Restated 2014 Equity Incentive Plan
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	June 21, 2022	/s/ Julian Hwang
Julian Hwang Interim General Counsel